Filed pursuant to 497(e)
File Nos. 033‑68666 and 811‑08004
AMG FUNDS IV
AMG Montrusco Bolton Large Cap Growth Fund
Supplement dated October 7, 2025 to the Prospectus, dated March 1, 2025
The following information supplements and supersedes any information to the contrary relating to AMG Montrusco Bolton Large Cap Growth Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
At a meeting held on October 7, 2025 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund to replace Montrusco Bolton Investments, Inc. (the “Existing Subadviser”), effective December 8, 2025 (the “Implementation Date”). At the Meeting, the Board also approved a subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “New Subadvisory Agreement”). The rate of compensation to be received by GW&K under the New Subadvisory Agreement is identical to the rate of compensation that the Existing Subadviser receives under the subadvisory agreement in effect between AMGF and the Existing Subadviser with respect to the Fund.
In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund will (i) change its name from AMG Montrusco Bolton Large Cap Growth Fund to AMG GW&K Small Cap Growth Fund, (ii) make changes to its principal investment strategies and principal risks, (iii) change its sub‑classification under Section 5(b) of the Investment Company Act of 1940, as amended, from “non‑diversified” to “diversified”, and (iv) replace the S&P 500® Growth Index, one of its benchmark indices, with the Russell 2000® Growth Index.
Also in connection with the hiring of GW&K, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement: (i) the management fee for the Fund will be reduced from 0.48% to 0.47%; (ii) the maximum shareholder servicing fee rate authorized to be paid by Class I shares of the Fund will be increased from 0.05% to 0.06%; and (iii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2027, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b‑1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.67% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The net expense ratio for Class N shares is expected to decrease as a result of the changes, while the Class I net expense ratio is expected to stay the same. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.
The disposition of Fund securities in connection with the transition of the Fund’s investment strategies is expected to cause the Fund to realize taxable income or gain for U.S. federal income tax purposes. Such taxable income or gain will be distributed to shareholders, and such distributions will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Information” for further information.
In addition, effective as of the Implementation Date, the Prospectus is amended as follows:
All references to the name of the Fund shall refer to AMG GW&K Small Cap Growth Fund. All references to the Existing Subadviser shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Jean David Meloche and Robert Hiscock as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Daniel L. Miller and Joseph C. Craigen.

The section titled “Summary of the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Principal Investment Strategies” beginning on page 12 is deleted and replaced with the following:
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund primarily invests in common stock and preferred stock of U.S. companies. Small-capitalization companies are those with a market capitalization of less than $5.0 billion at the time of purchase or otherwise within the range of capitalizations of companies in the Russell 2000® Index, the S&P SmallCap 600 Index, or the Dow Jones U.S. Small‑Cap Total Stock Market Index. As of April 30, 2025, the date of the latest reconstitution of the Russell 2000® Index (implemented by the Index June 27, 2025), the range of market capitalizations of the Russell 2000® Index was $119.4 million to $7.4 billion. As of August 31, 2025, the range of market capitalizations of the S&P SmallCap 600 Index was $284.97 million to $12.469 billion. As of August 31, 2025, the range of market capitalizations of the Dow Jones U.S. Small‑Cap Total Stock Market Index was $4.67 million to $29.158 billion. This capitalization range will change over time. The Fund may continue to hold securities of a portfolio company that subsequently appreciates above the small-capitalization threshold. Because of this, the Fund may have less than 80% of its net assets in equity securities of small-capitalization companies at any given time.
The Fund invests in an unrestricted opportunity set, pursuing quality companies with growth oriented characteristics. GW&K Investment Management, LLC, the subadviser to the Fund (“GW&K” or the “Subadviser”), intends to assemble a portfolio of securities diversified as to companies and industries. The Subadviser may consider increasing or reducing the Fund’s investment in a particular industry in view of the Fund’s goal of achieving industry diversification.
The section titled “Summary of the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Principal Risks” beginning on page 13 is revised to remove “Focused Investment Risk”, “Large-Capitalization Stock Risk”, “ESG Investing Risk”, “GARP Style Risk”, “Non‑Diversified Fund Risk”, and “Value Stock Risk” as principal risks of the Fund and to add the following as a principal risk of the Fund:
Small-Capitalization Stock Risk— the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Also with respect to the section titled “Summary of the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Principal Risks” beginning on page 13, the “Sector Risk” disclosure is deleted and replaced with the following:
Sector Risk—issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Stocks in the industrials, information technology and healthcare sectors may comprise a significant portion of the Fund’s portfolio. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
Also with respect to the section titled “Summary of the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Principal Risks” beginning on page 13, the principal risks shall appear in the following order: Market Risk; Small-Capitalization Stock Risk; Growth Stock Risk; Management Risk; Sector Risk; and Liquidity Risk.

The second paragraph of the section titled “Summary of the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Performance” on page 14 is deleted and replaced with the following:
As of December 8, 2025, GW&K was appointed as subadviser to the Fund and the Fund changed its name to “AMG GW&K Small Cap Growth Fund,” adopted its current investment strategies and began comparing its performance to the Russell 2000® Growth Index. The Fund’s performance information for periods prior to December 8, 2025 reflects the Fund’s investment strategy that was in effect at that time and would have been different had the Fund’s current investment strategy been in effect.
The following year‑to‑date performance information for Class N shares of the Fund is added below the Calendar Year Total Returns table in the section titled “Summary of the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Performance” on page 14:
Year‑to‑Date (as of 6/30/25): 9.48%
The Average Annual Total Returns table in the section titled “Summary of the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Performance” on page 14 is deleted and replaced with the following:
Average Annual Total Returns as of 12/31/24

AMG GW&K Small Cap Growth Fund	1 Year	5 Years	10 Years
Class N Return Before Taxes	14.35%	13.19%	11.88%
Class N Return After Taxes on Distributions	11.63%	7.79%	7.24%
Class N Return After Taxes on Distributions and Sale of Fund Shares	10.10%	9.32%	8.28%
Class I Return Before Taxes	14.56%	13.39%	12.10%
S&P 500® Index[1] (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	13.10%
Russell 2000® Growth Index[2] (reflects no deduction for fees, expenses or taxes)	15.15%	6.86%	8.09%
S&P 500® Growth Index[2] (reflects no deduction for fees, expenses or taxes)	36.07%	17.09%	15.29%

[1]
Effective October 31, 2024, the S&P 500® Index was added as a broad measure of market performance in accordance with recent changes to regulatory disclosure requirements. The Fund uses the Russell 2000® Growth Index as an additional benchmark that reflects the market segment(s) in which the Fund invests.

[2]
The Russell 2000® Growth Index replaced the S&P 500® Growth Index as the Fund’s additonal benchmark on December 8, 2025 because the Investment Manager and Subadviser believe the new benchmark is more representative of the Fund’s current strategies.

The section titled “Summary of the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Portfolio Management” on page 14 is deleted and replaced with the following:
PORTFOLIO MANAGEMENT
Investment Manager
AMG Funds LLC
Subadviser
GW&K Investment Management, LLC
Portfolio Managers
Daniel L. Miller, CFA
Partner and Director of Equities of GW&K;
Portfolio Manager of the Fund since December 2025.
Joseph C. Craigen, CFA
Partner and Equity Portfolio Manager of GW&K;
Portfolio Manager of the Fund since December 2025.

The section titled “Additional Information About the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Additional Information About the Fund’s Principal Investment Strategies” on page 20 is deleted and replaced with the following:
ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES
The Subadviser utilizes fundamental research and bottom‑up stock selection to seek to identify small-capitalization companies with sustainable earnings growth in niche markets, and whose management is focused on enhancing value for shareholders. The Fund seeks to hold securities for the long term. The Fund aims to participate in rising markets and defend in down markets.
Various factors may lead the Subadviser to consider selling a particular security, such as a significant change in the relevant company’s senior management or its products, a deterioration in its fundamental characteristics, if the company has corporate governance issues, or if the Subadviser believes the security has become overvalued.
Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior written notice of any change in this policy.
Unless otherwise indicated or as required by applicable law or regulation, the Fund’s compliance with its investment limitations and requirements described in the Prospectus is usually determined at the time of investment. If such percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in market capitalization of a company, will not constitute a violation of that limitation.
The section titled “Additional Information About the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Where This Fund Fits as Part of Your Asset Allocation” on page 20 is deleted and replaced with the following:
The Fund may be appropriate for your overall investment allocation if you are:

•	Looking to gain exposure to small‑cap stocks

•	Seeking long-term capital appreciation

•	Willing to accept short-term volatility of returns
The first and third paragraphs of the section titled “Additional Information About the Funds – AMG Montrusco Bolton Large Cap Growth Fund – Additional Information About the Fund’s Expenses and Performance” beginning on page 20 are deleted and replaced with the following:
Under “Fees and Expenses of the Fund” in the Fund’s summary section, because Class N and Class I shares are authorized to pay up to 0.15% and 0.06% in shareholder servicing fees, respectively, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year‑to‑year based on the actual amount of shareholder servicing fees incurred. Shareholder servicing fees paid by the Class N and Class I shares are reflected in “Other Expenses” in the Annual Fund Operating Expenses table for such classes. Please see “Choosing A Share Class” for more information on the Fund’s shareholder servicing fees. The Fund’s annual operating expenses may vary throughout the period and from year to year. The Fund’s expenses for the current fiscal year may be different than the expenses listed in the Fund’s fee and expense table above.
As discussed under “Fees and Expenses of the Fund” in the Fund’s summary section, the Investment Manager has contractually agreed, through at least March 1, 2027, to waive management fees and/or pay or reimburse the Fund’s expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b‑1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.67% of the Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months after the date any amounts are paid, waived or reimbursed by the Investment Manager, the Investment Manager may recover such amounts from the Fund, provided that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of the items noted in the parenthetical above) to exceed either (i) the Expense Cap in effect at the time such amounts were paid, waived or reimbursed, or (ii) the Expense Cap in effect at the time of such repayment by the Fund. The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the AMG Funds IV Board of Trustees or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.
The section titled “Additional Information About the Funds – Summary of the Funds’ Principal Risks” beginning on page 22 is revised to reflect that “Focused Investment Risk”, “Large-Capitalization Stock Risk”, “ESG Investing Risk”, “GARP Style Risk”, “Non‑Diversified Fund Risk”, and “Value Stock Risk” are no longer principal risks of the Fund; to remove the “Sector Risk” disclosure and replace it with the “Sector Risk” disclosure that appears below; and to add the following as principal risks of the Fund:
SMALL-CAPITALIZATION STOCK RISK
The stocks of small-capitalization companies may involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, less proven track records, and less competitive strength than larger companies. A fund that invests in small- capitalization companies may underperform other stock funds (such as medium- and large-company stock funds) when stocks of small-capitalization companies are out of favor.
SECTOR RISK
Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors. The industrials sector may be affected by general economic trends, including employment, economic growth and interest rates, changes in consumer confidence and spending, government regulation, commodity prices and competitive pressures. The information technology sector may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. Stocks in the health care sector may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures and changes in governmental and private payment systems.
LARGE TRANSACTIONS RISK
The Fund may experience adverse effects when large shareholders, or a number of shareholders collectively, rapidly or unexpectedly purchase or redeem large amounts of shares of the Fund (“large shareholder transactions”). Such larger than normal redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large shareholder transactions may also result in taxable income and/or gains for the Fund, which may increase taxable distributions to shareholders, and may also increase transaction costs. The effects of taxable income and/or gains resulting from large shareholder transactions would particularly impact non‑redeeming shareholders who do not hold their Fund shares in an IRA, 401(k) plan or other tax‑advantaged investment plans. To the extent that such transactions result in short-term capital gains, such gains when distributed by the Fund will generally be taxed at the ordinary income tax rate for individual shareholders who hold Fund shares in a taxable account. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. A number of circumstances may cause the Fund to experience large redemptions, including, but not limited to, the occurrence of significant events affecting investor demand for securities or asset classes in which the Fund invests; changes in the eligibility criteria for the Fund or share class of the Fund; liquidations, reorganizations, repositionings, or other announced Fund events; or changes in investment objectives, strategies, policies, risks, or investment personnel. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that shareholders can purchase or redeem a significant percentage of Fund shares at any time.
The section titled “Additional Information About the Funds – Fund Management – AMG Montrusco Bolton Large Cap Growth Fund” on page 30 is deleted and replaced with the following:
GW&K has day‑to‑day responsibility for managing the Fund’s portfolio. GW&K, located at 222 Berkeley Street, Boston, Massachusetts 02116, has advised individual and institutional clients since 1974 and, as of July 31, 2025, had assets under management of approximately $51.3 billion. AMG indirectly owns a majority interest in GW&K.
The Fund is obligated by its Investment Advisory Agreement to pay an annual management fee to the Investment Manager of 0.47% of the average daily net assets of the Fund. The Investment Manager, in turn, pays GW&K a portion of this fee for its services as Subadviser. Under a separate Administration Agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund and receives an annual administrative fee from the Fund for these services of 0.15% of the Fund’s average daily net assets.
Daniel Miller, CFA, and Joseph Craigen, CFA, are the portfolio managers jointly and primarily responsible for the day‑to‑day management of the Fund’s portfolio and have jointly managed the Fund since December 2025. Mr. Miller joined GW&K in December 2008 as Partner and Director of Equities, responsible for overseeing all aspects of GW&K’s equity group, including portfolio management, research and trading. He is a member of GW&K’s Investment Committee. Mr. Miller spent 21 years at Putnam Investments, where he was Chief Investment Officer for the Specialty Growth Group from 1996 to 2004. After retiring from Putnam Investments in 2004, Mr. Miller worked as an investment consultant and financial consultant for various companies from 2004 to 2008, until he joined GW&K. Mr. Craigen joined GW&K in 2008 and is a Partner and Equity Portfolio Manager. He is a member of the GW&K Equity team analyzing small and mid cap companies and is also a member of the firm’s Investment Committee. Prior to joining GW&K, Mr. Craigen held research analyst positions at Citizens Funds and Needham & Company and was a research associate at Tucker Anthony.
The section titled “Additional Information About the Funds – Fund Management – Portfolio Management – AMG Montrusco Bolton Large Cap Growth Fund” on page 31 is deleted.
The section titled “Shareholder Guide – Choosing a Share Class – Class I Shares” on page 34 is revised to reflect that the maximum authorized shareholder servicing fee rate applicable to Class I shares of the Fund is 0.06%.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)
File Nos. 033‑68666 and 811‑08004
AMG FUNDS IV
AMG Montrusco Bolton Large Cap Growth Fund
Supplement dated October 7, 2025 to the Prospectus, dated March 1, 2025
The following information supplements and supersedes any information to the contrary relating to AMG Montrusco Bolton Large Cap Growth Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”), dated as noted above.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
Effective as of December 8, 2025, the Fund’s policy to, under normal circumstances, invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies will be replaced with the following policy: under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small-capitalization companies.
PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

Filed pursuant to 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG Montrusco Bolton Large Cap Growth Fund

Supplement dated October 7, 2025 to the Statement of Additional Information, dated March 1, 2025

The following information supplements and supersedes any information to the contrary relating to AMG Montrusco Bolton Large Cap Growth Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Statement of Additional Information (the “SAI”), dated as noted above.

At a meeting held on October 7, 2025 (the “Meeting”), the Trust’s Board of Trustees (the “Board”) approved the appointment of GW&K Investment Management, LLC (“GW&K” or the “Subadviser”) as the subadviser to the Fund to replace Montrusco Bolton Investments, Inc. (the “Existing Subadviser”), effective December 8, 2025 (the “Implementation Date”). At the Meeting, the Board also approved a subadvisory agreement between AMG Funds LLC (“AMGF”) and GW&K (the “New Subadvisory Agreement”). The rate of compensation to be received by GW&K under the New Subadvisory Agreement is identical to the rate of compensation that the Existing Subadviser receives under the subadvisory agreement in effect between AMGF and the Existing Subadviser with respect to the Fund.

In connection with the hiring of GW&K, effective as of the Implementation Date, the Fund will (i) change its name from AMG Montrusco Bolton Large Cap Growth Fund to AMG GW&K Small Cap Growth Fund, (ii) make changes to its principal investment strategies and principal risks, (iii) change its sub-classification under Section 5(b) of the Investment Company Act of 1940, as amended, from “non-diversified” to “diversified”, and (iv) replace the S&P 500® Growth Index, one of its benchmark indices, with the Russell 2000® Growth Index.

Also in connection with the hiring of GW&K, the Board approved the following fee changes for the Fund, all of which will be implemented upon the effectiveness of the New Subadvisory Agreement: (i) the management fee for the Fund will be reduced from 0.48% to 0.47%; (ii) the maximum shareholder servicing fee rate authorized to be paid by Class I shares of the Fund will be increased from 0.05% to 0.06%; and (iii) the Fund’s existing contractual expense limitation agreement with AMGF will be replaced with a new contractual expense limitation agreement with AMGF pursuant to which AMGF will agree, through at least March 1, 2027, to limit total annual operating expenses (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses, and extraordinary expenses) of the Fund to the annual rate of 0.67% of the Fund’s average daily net assets, subject to later reimbursement by the Fund in certain circumstances. The net expense ratio for Class N shares is expected to decrease as a result of the changes, while the Class I net expense ratio is expected to stay the same. AMGF pays a portion of the management fee to the Fund’s subadviser for its services.

The disposition of Fund securities in connection with the transition of the Fund’s investment strategies is expected to cause the Fund to realize taxable income or gain for U.S. federal income tax purposes. Such taxable income or gain will be distributed to shareholders, and such distributions will be taxable to shareholders who hold their shares in a taxable account. See “Certain U.S. Federal Income Tax Matters” for further information.

In addition, effective as of the Implementation Date, the SAI is amended as follows:

All references to the name of the Fund shall refer to AMG GW&K Small Cap Growth Fund. All references to the Existing Subadviser shall be deleted and all references to the subadviser to the Fund shall refer to GW&K. All references to Jean David Meloche and Robert Hiscock as portfolio managers of the Fund shall be deleted and all references to the portfolio managers of the Fund shall refer to Daniel L. Miller and Joseph C. Craigen.

The section titled “Additional Investment Policies – Investment Techniques and Associated Risks” beginning on page 2 is revised to remove the following types of securities and instruments: Asset-Backed Securities; Below Investment Grade Securities; Cash Equivalents – Bankers Acceptances; Cash Equivalents – Certificates of Deposit; Cash Equivalents – Short-Term Corporate Debt Securities; Cash Equivalents – Time Deposits; Collateralized Debt Obligations; Commodities Exposure; Contingent Convertible Securities; Corporate and Other Debt Securities; Eurodollar and Yankeedollar Obligations; Exchange-Traded Notes; Floating Rate and Variable Rate Demand Notes; Foreign Currencies and Related Transactions; Mortgage Related Securities; Municipal Obligations; Obligations of Domestic and Foreign Banks; Participations; Pooled Vehicles; Publicly-Traded Partnerships; Short Sales; Stripped Securities; Trust Originated Preferred Securities; Unit Investment Trusts; Unit Trusts; and Variable and Floating Rate Securities.

The section titled “Additional Investment Policies – Diversification Requirements for the Funds” on page 53 is revised to reflect that the Fund intends to meet the diversification requirements of the 1940 Act as in effect from time to time.

The section titled “Additional Investment Policies – Fundamental Investment Restrictions – Fundamental Investment Restrictions of AMG Montrusco Bolton Large Cap Growth Fund” beginning on page 54 is revised to add the following paragraph:

The Fund may…[p]urchase securities of any issuer only when consistent with the maintenance of its status as a diversified company under the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or under regulatory guidance or interpretations of such Act, rules or regulations.

The investment management fee relating to the Fund in the section titled “Management of the Funds – Compensation of the Investment Manager and each Subadviser” beginning on page 78 is revised as follows:

Fund	Investment Management Fee
AMG GW&K Small Cap Growth Fund	0.47%

The section titled “Management of the Funds – Compensation of the Investment Manager and each Subadviser – Investment Management Fees Paid by the Funds” beginning on page 78 is revised to reflect that the management fee amounts listed for the Fund reflect the Fund’s previous investment management fee of 0.48%.

The section titled “Management of the Funds – Portfolio Managers of the Funds – AMG Montrusco Bolton Large Cap Growth Fund” beginning on page 85 is revised to reflect that Daniel L. Miller, CFA, and Joseph C. Craigen, CFA are the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund.

All Appendices to the SAI other than Appendix C, “GW&K Investment Management, LLC Proxy Voting Policies and Procedures”, are deleted, and Appendix C is renamed Appendix A.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE